PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated as of August 4, 2015 (as amended, supplemented and otherwise modified from time to time, this “Agreement”), is made by Wotan Group Limited (ACN 14998651), an Australian limited company (the “Pledgor”), to the persons listed (presently or in future) on the signature pages hereto as a “Secured Party” (collectively, the “Secured Parties”).  Paltar Nation Limited Partnership, a Delaware limited partnership (the “Partnership”), is a party to this Agreement only with respect to Section  hereof.

RECITALS

WHEREAS, the Pledgor is the beneficial holder of limited partnership interests (“Interests”) of the Partnership;

WHEREAS, each Secured Party is the holder of one or more Secured Convertible Promissory Notes (each a “Note”) convertible into Interests on the terms and conditions specified therein issued by the Partnership to such Secured Party pursuant to the terms of the Secured Convertible Promissory Note Purchase Agreement, dated as of the date hereof, by and among the Partnership and the Purchasers (as defined therein) listed on the signature pages thereto (the “Note Purchase Agreement” and together with each Note, the “Bridge Loan Documents”);

WHEREAS, pursuant to the Bridge Loan Documents, the Secured Parties have severally agreed to make extensions of credit to the Partnership upon the terms and subject to the conditions set forth therein;

WHEREAS, the Pledgor will derive benefit from the loans and financial accommodations extended to the Partnership by the Secured Parties and desires to provide security for the Secured Party’s rights under each Note; and

WHEREAS, it is a condition precedent to the obligation of the Secured Parties to make their respective extensions of credit to the Partnership under the Bridge Loan Documents that the Pledgor shall have executed and delivered this Agreement to the Secured Parties.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Pledgor and each Secured Party hereby agree as follows:

1.

Pledge.  Contemporaneously with the execution of each Secured Party’s Note or Notes, the Pledgor hereby pledges to each Secured Party, and grants, bargains, assigns, transfers, conveys, mortgages and hypothecates to each Secured Party, a continuing first priority security interest in, to and under a number of Pledgor’s shares of Paltar Petroleum Limited, an Australian public company limited by shares (ACN 149 987 459) (“Paltar”), and any certificates and instruments representing such shares (collectively, the “Pledged Securities”), and all sums now or hereafter payable on account of the Pledged Securities (the “Distributions”), equal to five (5) multiplied by the sum of the aggregate outstanding principal amounts owed under such Secured Party’s Note or Notes.

2.

Security for Obligations.  This Agreement secures each Secured Party’s rights under such Secured Party’s Note or Notes (the “Secured Obligations”).

3.

Commitment Fee.  The Partnership agrees to, and the other parties hereto agree and acknowledge that the Partnership is obligated to, and will, pay (a) a commitment fee to the Pledgor equal to $250,000 from the proceeds of the Notes upon the receipt by the Partnership of proceeds from Notes equal to or greater than $2,500,000 in the aggregate, and (b) an additional commitment fee to the Pledgor of $250,000 upon the conversion of all of the Notes in accordance with section 2 thereof.

4.

Delivery of Pledged Securities; Financing Statements.

(a)

Promptly following the making of a Note by the Partnership to a Secured Party and receipt of the proceeds thereof by the Partnership, all certificates or instruments representing or evidencing such Secured Party’s Pledged Securities arising in connection with such transaction shall be delivered to and held on behalf of the Secured Parties by Meinster & Associates, PC pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to each Secured Party.

(b)

The Pledgor shall, as reasonably requested by each Secured Party from time to time, and at each Secured Party’s expense, execute and deliver to such Secured Party such financing statements under the Uniform Commercial Code (“UCC”) or the equivalent in other jurisdictions as may be necessary or as such Secured Party may otherwise request in order, upon the filing thereof, to perfect or continue the perfection of the security interest in the applicable portion of the Pledged Securities created hereby with respect to such Secured Party.

5.

Representations, Warranties and Covenants.  The Pledgor represents, warrants and covenants to each Secured Party that as of the execution date of each Note of such Secured Party:

(a)

Except for filings and recordings in connection with this Agreement and except as have been obtained and are in effect, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Pledgor is required in connection with the valid execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement.

(b)

The Pledgor is the sole legal and beneficial owner of the Pledged Securities free and clear of any lien other than by virtue of this Agreement or the governing documents of Paltar (the “Paltar Governing Documents”).

(c)

No options, warrants or other agreements (other than this Agreement) with respect to the Pledged Securities are outstanding other than by virtue of the Paltar Governing Documents.

(d)

Upon (1) the delivery to each Secured Party of the certificates or other instruments evidencing such Secured Party’s portion of the Pledged Securities and endorsement to such Secured Party or in blank of such certificates or instruments or (2) in the case of Pledged Securities that are not evidenced by such certificates or instruments, the completion of any other actions required to perfect such Secured Party’s security interest created hereby (including, without limitation, the filing of any necessary UCC financing statements in the appropriate filing offices), to the knowledge of the Pledgor such Secured Party will have a valid, perfected first priority lien on the Pledged Securities.

6.

Further Assurances.  The Pledgor agrees that at any time, and from time to time until the Pledge Expiration Date (as defined below), at each applicable Secured Party’s expense, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable in order to perfect and protect any security interest granted or purported to be granted hereby or to enable any Secured Party to exercise and enforce its rights and remedies hereunder with respect to its portion of the Pledged Securities.

7.

Voting Rights; Distributions; Etc.

(a)

So long as no Event of Default (as defined below) has occurred and is continuing, the Pledgor will have the right under applicable law and the Paltar Governing Documents with respect to the Pledged Securities to (1) exercise or refrain from exercising all voting and other consensual rights as a holder of the Pledged Securities under applicable law and the Paltar Governing Documents, (2) give or withhold consents and approvals or take or fail to take any action as a holder of the Pledged Securities under applicable law and the Paltar Governing Documents, (3) receive and retain all Distributions payable on account of the Pledged Securities and (4) exercise all other rights of a holder of the Pledged Securities under applicable law and the Paltar Governing Documents, none of which will require any consent from any Secured Party.

(b)

After the occurrence and during the continuance of an Event of Default:

1.

All rights of the Pledgor to exercise the voting and other consensual rights which the Pledgor would otherwise be entitled to exercise pursuant to Section  and to receive Distributions which the Pledgor would otherwise be authorized to receive and retain pursuant to Section  shall cease, and all such rights shall thereupon become vested in the applicable Secured Party which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold such Distributions.

2.

All Distributions which are received by the Pledgor contrary to the provisions of Section  shall be received in trust for the benefit of the applicable Secured Party, and shall be forthwith paid over to the applicable Secured Party in the same form as so received (with any necessary endorsement).

8.

Transfers and Other Liens.

(a)

Before the Pledge Expiration Date, the Pledgor may not sell, transfer or otherwise dispose of the Pledged Securities without the prior written consent of the Secured Parties constituting the holders of a majority of the aggregate outstanding principal amounts owed under all of the Notes.

(b)

The Pledgor will not create, or permit to exist, any lien with respect to any of the Pledged Securities, except for the security interest under this Agreement or the Paltar Governing Documents.

9.

Event of Default.  For purposes of this Agreement, an “Event of Default” with respect to a Secured Party shall mean the failure of the Partnership to pay any amounts when due and payable under such Secured Party’s Note or Notes.

10.

Remedies upon Default.  If an Event of Default shall occur and be continuing, each Secured Party may exercise, in addition to all other rights and remedies granted to such Secured Party in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC and all rights under any other applicable law or in equity.  Without limiting the generality of the foregoing but subject to the Paltar Governing Documents and applicable law, each Secured Party, without demand of performance or other demand, defense, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other person (all and each of which demands, presentments, protests, defenses, advertisements and notices of the Pledgor and the Partnership are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon its portion of the Pledged Securities, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, or otherwise dispose of and deliver its portion of the Pledged Securities or any part thereof (or contract to do any of the foregoing) at a public or private sale or sales, at any exchange, broker's board or office of such Secured Party, on the internet or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  Subject to the Paltar Governing Documents and applicable law, each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor or the Partnership, and the Pledgor and the Partnership hereby waive (to the extent permitted by applicable law) all rights which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted with respect thereto.

11.

Continuing Security Interest.  This Agreement shall create a continuing security interest in the Pledged Securities and, with respect to each Secured Party, shall remain in full force and effect until the earlier of (a) the conversion of such Secured Party’s Note or Notes in accordance with section 2 of such Note or Notes, and (b) the satisfaction by the Partnership of the Secured Obligations pertaining to such Secured Party (such earlier date, the “Pledge Expiration Date”).  Within five (5) days following the Pledge Expiration Date, with respect to a Secured Party, the Pledgor shall be entitled, at such Secured Party’s expense, (x) to the return, upon the Pledgor’s request, of original certificates, if any, representing the applicable portion of the Pledged Securities pledged hereby to such Secured Party, and (y) to have the applicable Secured Party file UCC-3 termination statements terminating all UCC financing statements in respect of the applicable portion of the Pledged Securities pledged hereby to such Secured Party.

12.

Miscellaneous.

(a)

Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b)

Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of Delaware, without giving effect to principles of conflicts of law.

(c)

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.  The exchange of copies of this Agreement and of signature pages by facsimile transmission or other electronic means shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or other electronic means, including PDF format, shall be deemed to be their original signatures for any purposes whatsoever.

(d)

Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e)

Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) three (3) business days after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at their address as set forth on the signature page to the Note Purchase Agreement, or as subsequently modified by written notice.

(f)

Amendments and Waivers.  Any term of this Agreement may be amended or waived only with the written consent of the Pledgor and the Secured Parties constituting the holders of a majority of the aggregate outstanding principal amount owed under the Notes.  Any amendment or waiver effected in accordance with this Section  shall be binding upon each Secured Party and the Pledgor.

(g)

Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (1) such provision shall be excluded from this Agreement, (2) the balance of the Agreement shall be interpreted as if such provision were so excluded and (3) the balance of the Agreement shall be enforceable in accordance with its terms.

(h)

Entire Agreement.  This Agreement, the Bridge Loan Documents, any Confidentiality Agreement between the Partnership and a Secured Party, and the documents referred to herein and therein constitute the entire agreement between and among the parties hereto pertaining to the subject matter hereof and thereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

(i)

Specific Performance.  The Pledgor acknowledges and agrees that each Secured Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached.  Accordingly, the Pledgor agrees that each Secured Party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in addition to any other remedy to which they may be entitled.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Pledgor and each Secured Party have or have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGOR:

WOTAN GROUP LIMITED

By: /s/ Marc Bruner

Name: Marc Bruner

Title: President

THE PARTNERSHIP:

(solely for purposes of Section 3)

PALTAR NATION LIMITED PARTNERSHIP

By:/s/ Carmen J. Lotito

Name: Carmen J. Lotito

Title: Vice President

[Signature Page to Pledge Agreement]

SECURED PARTIES:

David N. Siegel Family Trust 2015

By: /s/David N. Siegel

Name: David N. Siegel

Title: Trustee, David N. Siegel Family Trust 2015

[Signature Page to Pledge Agreement]